Note 3 - Other Current Asset	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Other Current Assets [Text Block]
NOTE 3 – OTHER CURRENT ASSET

In April 2016, the Company received a notice from the State of Delaware that Amchi is delinquent in filing its Annual Franchise Tax Report for the tax year 2015. The Company was required to pay a franchise tax of $144,070 and interest and penalty of $4,501 for a total consideration of $148,571. The Company made the payment of $148,571 on April 27, 2016. Upon further review, the Company followed up with the Delaware Franchise Tax department and was informed that Amchi had previously paid the required annual franchise tax for 2015, and there was a computer error in sending out the delinquent tax notice. The Company is currently completing the formalities to receive the refund from the State of Delaware Franchise Tax and expect to receive $148,571 refund in full.